FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 19, 2007

Quest Diagnostics Incorporated
1290 Wall Street West
Lyndhurst, NJ 07071
(201) 393-5000

001-12215
(Commission file number)

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

          On June 19, 2007, Quest Diagnostics Incorporated (the “Company”) and certain of the Company’s subsidiaries (the “Guarantors”) entered into an underwriting agreement (“the Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated (the “Underwriters”), to sell $375,000,000 aggregate principal amount of the Company’s 6.40% Senior Notes due 2017 (the “Notes due 2017”) and $425,000,000 aggregate principal amount of the Company’s 6.95% Senior Notes due 2037 (the “Notes due 2037” and, together with the Notes due 2017, the “Notes”) and the guarantees of the Notes (the “Guarantees”) in an offering registered pursuant to the Securities Act of 1933, as amended. The Company completed the sale of the Notes to the Underwriters on June 22, 2007 with net proceeds to the Company of $788,300,000. The Underwriting Agreement contains customary terms and conditions.

          The Company will pay interest on the Notes on July 1 and January 1 of each year, beginning on January 1, 2008. The Notes due 2017 will mature on July 1, 2017. The Notes due 2037 will mature on July 1, 2037. The Notes are senior unsecured obligations of the Company and will rank equally with the Company’s other and future senior unsecured obligations. Each Guarantee will be a senior unsecured obligation of the Guarantor issuing such Guarantee and will rank equally with other existing and future senior unsecured obligations of such Guarantor. The Company may redeem some or all of the Notes of each series, at any time, at applicable redemption prices. The Notes will not be entitled to the benefit of any sinking fund.

          The Notes were issued pursuant to an indenture dated as of June 27, 2001 among the Company, the guarantors (as defined therein) and The Bank of New York, as trustee (the “Trustee”), as supplemented by the first through ninth supplemental indentures of various dates, among the Company, the Trustee, and the subsidiary guarantors party thereto and further supplemented by a tenth supplemental indenture dated June 22, 2007 (collectively, the “Indenture”) among the Company, the subsidiary guarantors party thereto and the Trustee. The Indenture contains covenants that, among other things, will limit the ability of the Company and the Guarantors to create certain liens; enter into certain sale and leaseback transactions; consolidate; merge or transfer all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries on a consolidated basis; incur indebtedness of non-guarantor subsidiaries; and make restricted payments to certain non-guarantor subsidiaries. The Indenture provides for customary events of default. Upon a change of control triggering event (as defined in the Indenture), the Company will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase. In addition, the Company may redeem the Notes at any time at the redemption prices described in the Notes.

          Effective as of June 22, 2007, the Company and certain subsidiaries of the Company acquired in the HemoCue and AmeriPath acquisitions (the “Additional Subsidiaries”), and the Trustee entered into the eleventh supplemental indenture to the Indenture. The eleventh supplemental indenture supplements the Indenture and adds the Additional Subsidiaries as Additional Subsidiary Guarantors to the outstanding notes previously issued under the Indenture with the same force and effect as if originally named as Subsidiary Guarantors.

          Effective as of June 25, 2007, the Company, MedPlus, Inc. (“MedPlus”), AmeriPath Group Holdings, Inc., AmeriPath Holdings, Inc. and AmeriPath Intermediate Holdings, Inc.

(collectively, “AmeriPath Holding Companies”) and the Trustee, entered into the twelfth supplemental indenture to the Indenture. The twelfth supplemental indenture supplements the Indenture and adds MedPlus as an Additional Subsidiary Guarantor with respect to the Company’s Notes due 2017 and Notes due 2037; and adds the AmeriPath Holding Companies as Additional Subsidiary Guarantors to all outstanding notes issued under the Indenture with the same force and effect as if originally named as Subsidiary Guarantors. As a result of a previous supplemental indenture, MedPlus was already an Additional Subsidiary Guarantor with respect to the outstanding notes previously issued under the Indenture.

          After giving effect to the tenth, eleventh and twelfth supplemental indentures, all of the outstanding notes issued by the Company pursuant to the Indenture, as well as the Company’s borrowings under its bank credit facility will have been guaranteed by the same subsidiaries of the Company.

          The foregoing descriptions of the Underwriting Agreement and the Indenture do not purport to be complete and are qualified in their entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The information under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events

          On June 19, 2007, Quest Diagnostics Incorporated issued a press release announcing the completion of the tender offer to purchase any and all outstanding 10½% Senior Subordinated Notes due 2013 of AmeriPath, Inc. As of the expiration date, approximately $348 million in aggregate principal amount, or 99.4% of the $350 million outstanding Notes, were validly tendered and not withdrawn. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

Item 9.01. Financial Statements and Exhibits

c.	Exhibits

4.1

Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.2

First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee to the Indenture referred to in Exhibit 4.1 (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.3

Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors, and the Trustee to the Indenture referred to in Exhibit 4.1 (filed as an Exhibit to the Company’s current report on Form 8-K

(Date of Report: November 26, 2001) and incorporated herein by reference)

4.4

Third Supplemental Indenture, dated as of April 4, 2002, among the Company, the Additional Subsidiary Guarantors, and the Trustee to the Indenture referred to in Exhibit 4.1 (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: April 1, 2002) and incorporated herein by reference)

4.5

Fourth Supplemental Indenture dated as of March 19, 2003, among Unilab Corporation (f/k/a Quest Diagnostics Newco Incorporated), the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by reference)

4.6

Fifth Supplemental Indenture dated as of April 16, 2004, among Unilab Acquisition Corporation (d/b/a FNA Clinics of America), Quest Diagnostics Incorporated, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

4.7

Sixth Supplemental Indenture dated as of October 31, 2005, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: October 31, 2005) and incorporated herein by reference)

4.8

Seventh Supplemental Indenture dated as of November 21, 2005, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed) as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 21, 2005) and incorporated herein by reference)

4.9

Eighth Supplemental Indenture dated as of July 31, 2006, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: July 31, 2006) and incorporated herein by reference)

4.10

Ninth Supplemental Indenture dated as of September 30, 2006, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: September 30, 2006) and incorporated herein by reference)

4.11	Tenth Supplemental Indenture, dated as of June 22, 2007 among the Company, the guarantors named therein and The Bank of New York, as trustee

4.12	Form of the Company’s 6.40% Senior Note due 2017, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit A to Exhibit 4.11 hereof)

4.13	Form of the Company’s 6.95% Senior Note due 2037, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit B to Exhibit 4.11 hereof)

4.14	Eleventh Supplemental Indenture, dated as of June 22, 2007 among the Company, the guarantors named therein and The Bank of New York, as trustee

4.15	Twelfth Supplemental Indenture, dated as of June 22, 2007 among the Company, the guarantors named therein and The Bank of New York, as trustee

10.1	Underwriting Agreement, dated June 19, 2007, among the Company, the Guarantors named therein and the Initial Purchasers

99.1

Press release, dated June 19, 2007, issued by Quest Diagnostics Incorporated announcing the completion of a tender offer to purchase any and all outstanding 10½% Senior Subordinated Notes due 2013 of AmeriPath, Inc.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 2007

QUEST DIAGNOSTICS INCORPORATED

By: /s/	Leo C. Farrenkopf, Jr.

Leo C. Farrenkopf, Jr.
Vice President and Secretary